                                                                    EXHIBIT (99)

                        ANNUAL CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of The McGraw-Hill Companies, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

         The annual report on Form 10-K for the year ended December 31, 2002 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 13, 2003                              ____________________________
                                                        Harold W. McGraw III
                                                      Chairman, President and
                                                      Chief Executive Officer

Dated:  March 13, 2003                              ____________________________
                                                         Robert J. Bahash
                                                    Executive Vice President and
                                                      Chief Financial Officer

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                         THE McGRAW-HILL COMPANIES, INC.

         SCHEDULE II - RESERVES FOR DOUBTFUL ACCOUNTS AND SALES RETURNS

                             (Thousands of dollars)

                                      Balance at      Additions                                      Balance
                                      beginning        charged                                       at end
                                       of year        to income        Deductions         Other      of year
                                      ----------      ---------        ----------         -----      --------
                                                                           (A)             (B)
Year ended 12/31/02
 Allowance for doubtful
  accounts                            $147,855       $33,024           $47,047         $(28,300)     $105,532
 Allowance for returns                 129,034         6,495                                          135,529
                                      --------       -------           -------         ---------     --------
                                      $276,889       $39,519           $47,047         $(28,300)     $241,061
                                      ========       =======           =======         =========     ========

Year ended 12/31/01
 Allowance for doubtful
  accounts                            $137,741       $55,254           $45,140         $             $147,855
 Allowance for returns                 118,522        10,512                                          129,034
                                      --------       -------           -------         --------      --------
                                      $256,263       $65,766           $45,140         $             $276,889
                                      ========       =======           =======         ========      ========

Year ended 12/31/00
 Allowance for doubtful
  accounts                            $125,144       $47,589           $34,992         $             $137,741
 Allowance for returns                 107,382        11,140                                          118,522
                                      --------       -------           -------         --------      --------
                                      $232,526       $58,729           $34,992         $             $256,263
                                      ========       =======           =======         ========      ========

(A)      Accounts written off, less recoveries.

(B) Relates to writing off previously established reserves against current assets for the final closedown of the former Continuing Education Center, resulting in no cash or income statement impact.